DiaMedica THERAPEUTICS

Nasdaq: DMAC

ReMEDy PII Trial Acute Ischemic Stroke Top-Line Results

May 14 2020

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, which reflect the Company's current expectation regarding future events. The words "estimate", "believe", "anticipate", "intend", "expect", "future," "plan", "will," "may" or "should", the negative of these words or such variations thereon or comparable terminology and the use of future dates are intended to identify forward-looking statements. The forward-looking statements in this presentation include statements regarding the anticipated clinical success and benefits of DM199 as a potential treatment for acute ischemic stroke (AIS); the timing of the Company's clinical programs; the safety and efficacy of DM199; the assessment of the data from the ReMEDy study and the future publication and sharing of the full study results, and regulatory path forward. Forward-looking statements involve risks and uncertainties that may cause actual results, events, or developments to be materially different from any future results, events, or developments expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the possibility of unfavorable results from additional clinical trials of DM199 or from subsequent analysis of existing data from the ReMEDy study or existing or new data received from additional ongoing and future studies of DM199; the risk that existing preclinical and clinical data may not be predictive of the results of ongoing or later clinical trials; DiaMedica's ability to conduct successful clinical testing of DM199 and within its anticipated parameters, costs and timeframes; DiaMedica's plans to develop, obtain regulatory approval for and commercialize its DM199 product candidate for the treatment of AIS and its expectations regarding the benefits of DM199; the potential size of the markets for DM199 and the Company's ability to serve those markets; the reliance on collaboration with third parties to conduct clinical trials; its ability to obtain funding for its operations, and the risks identified under the heading "Risk Factors" in DiaMedica's annual report on Form 10-K for the fiscal year ended December 31, 2019 filed with the U.S. Securities and Exchange Commission (SEC) and subsequent SEC filings. Except as required by applicable securities laws, DiaMedica undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of existing or new information, future events, or otherwise.

KEY TAKEAWAYS FROM REMEDY PHASE II STUDY

1. **DM199 was safe and well tolerated** – Administered to over 200 participants; positive safety profile which de-risks regulatory pathway

2. **DM199 outperformed placebo in AIS patients** who did not receive mechanical thrombectomy (MT) prior to enrollment (N=46)
   - Results compare favorably to Alteplase® (recombinant tPA) Phase III approval study & comparable to Kailikang® (urinary KLK1)
   - Represents DM199 target patient population (the ~90%)
   - 24-hour therapeutic window (vs. less than 4.5-hours with tPA)

3. **Reductions in recurrent stroke and the inflammatory biomarker C-Reactive Protein**
   - Key benefits over and above near-term recovery of ability to function independently

4. **Improvement in kidney function (eGFR)** for subjects with Chronic Kidney Disease* (N=28)

Potential Treatment Option Up to 24 Hours Post Acute Ischemic Stroke (AIS)

* CKD definition based on eGFR at baseline of <70 ml/min, a pre-defined study endpoint

ENCOURAGING TRENDS OBSERVED IN REMEDY

Multiple Measurements Reinforce Therapeutic Potential of DM199 and its Mechanism of Action

Stroke Recoveries – NIHSS 0 or 1
(Excludes Mechanical Thrombectomy)



36%
14%
Placebo
N=21
DM199
N=25

Stroke Recurrence Risk
(measure of recurrent stroke)



7
1
Placebo
N=44
DM199
N=46

eGFR Δ Day 22
(CKD population eGFR <70)



7.5
0.8
Placebo
N=15
DM199
N=13

CRP Δ – Day 90
(Measure of inflammation)



Placebo
N=44
DM199
N=46
-2.21
-7.68

Prostaglandin E2 Δ - Day 22



54%
30%
Placebo
N=35
DM199
N=33

Nitric Oxide Δ - Day 22



105%
67%
Placebo
N=34
DM199
N=33

REMEDY PHASE II
AIS RESULTS

SIGNIFICANT UNMET NEED IN STROKE

Stroke is a Devastating Condition in Great Need of Treatment Options

Acute Ischemic Stroke (AIS)

Blockage of blood flow in brain

- 15 million strokes worldwide
- Prevalence in US: ~690,000 per year
  - Stroke occurs every 40 seconds
  - Stroke death occurs every 4 minutes
- 25% of strokes are recurrent strokes
- 2nd leading cause of death in developed countries
- ~10% of AIS patients receive Alteplase® (tPA) or mechanical thrombectomy
  - tPA must be administered within 4.5 hours of AIS



Approximately 90% of AIS Patients Only Receive Palliative Therapy

Note: throughout this presentation, unless otherwise noted, any references to "stroke" shall refer to acute ischemic stroke and not hemorrhagic stroke.

DiaMedica THERAPEUTICS

DM199 REMEDY TRIAL DESIGN:
PHASE 2 ACUTE ISCHEMIC STROKE STUDY

Phase II – first dose IV within 24 hours of stroke followed by 21-days subcutaneous (SC) treatment

- 92 participants enrolled; 91 evaluable participants
- Mild-moderate stroke severity (NIHSS score 6 to 25) at treatment
  - Patients who received mechanical thrombectomy, tPA or both, with eligible NIHSS score measured up to the 24 hours post stroke event, were allowed into the study



24 hours
Day 22
Day 90
DM199 IV administration enrolled ≤24 hours from symptom onset
DM199 subcutaneous (SC) admin. Day 1 & every 3rd day over 22 days
Study endpoints at 90 days:
• Safety, KLK1 levels
• Stroke function - Modified Rankin score (mRS), Barthel Index (BI) and NIHSS
• Kidney function: eGFR
• Biomarkers - inflammation, MMP-9 and others
Dosing complete
Randomization 1:1
Double blinded
DM199 IV, followed by SC
Follow-up days 22 to 90
Placebo IV, followed by SC
Follow-up days 22 to 90

SUMMARY OF DM199 BASELINE CHARACTERISTICS

Safety N=91	Placebo (N=45)	DM199 (N=46)
Age (Years)		
Mean	71.7	69.9
Range	31-95	38-95
Sex n (%)		
Male	28 (62.2%)	25 (54.3%)
Female	17 (37.8%)	21 (45.7%)
NIHSS Baseline Score		
Mean	12.2	11.3
Median	10	10
Administered		
tPA	18%	28%
Mechanical Thrombectomy	27%	35%
tPA + MT	27%	11%

DiaMedica THERAPEUTICS

DM199 SAFE & WELL-TOLERATED

DM199 Has Now Been Administered to Over 200 patients

- DM199 was safe and well-tolerated (primary end points)
- No DM199-related serious adverse events (SAEs)
  - All evaluations confirmed by independent data safety monitoring board
- The most commonly reported adverse events were:
  - Constipation (28 DM199 / 14 in Placebo)
  - Nausea (9 DM199 / 4 with Placebo)
  - Headache (7 DM199 / 5 Placebo)

Strong Safety Profile - Should Simplify Approval Decisions by Regulatory Authorities.
"De-risking Regulatory Path"

STROKE PHASE SHIFT ANALYSIS

- The NIH Stroke Scale Score (NIHSS) is a tool used to quantify patient impairment caused by a stroke:
  - Grades various cognitive, motor, speech and sensory tests
  - The NIHSS stroke score can range from 0 (full recovery) to 42 (death)
- The phase shift analysis compares subject improvement ("the shift") in outcomes across the entire range of scores between the active treatment and placebo groups
  - NIHSS phase shift analysis was used as a primary endpoint in the Phase III approval study of Alteplase® (tPA), the only FDA approved drug for stroke
- The bookends (0-1 and death) of the NIHSS scoring have the least subjectivity & most importance to regulatory authorities

NIHSS Phase Shift Categories

0-1	2-8	>9	Death
Low Subjectivity (recovered)	**Greater Subjectivity**		**Not Subjective**

tPA (ALTEPLASE®) PHASE III STROKE IMPROVEMENT - NIHSS

REFERENCE

tPA is the Only FDA-Approved Drug Therapy for AIS

- Original approval of tPA was for use within 3 hours of stroke onset
- Approval study :
  - 11% absolute increase in full recovery (+55%), NIHSS 0-1
  - 4% absolute reduction in deaths (-19%)

tPA Phase III Trial (Treatment Within 3 Hours)[1]



Placebo
(n=165)
20%
32%
27%
21%
tPA
(n=168
31%
30%
22%
17%
0%
20%
40%
60%
80%
100%
90 day
NIHSS
0-1
2-8
>9
Death

1. New England Journal of Medicine, Volume 333, Number 24, December 14, 1995
   (Treatment window expanded to up to 4.5 hours with decreased efficacy)

DISPROPORTIONATE WEIGHTING OF MECHANICAL THROMBECTOMY IMPACTS OVERALL STUDY RESULTS

Future Efficacy Trials Focus on Targeted Patient Population (Excluding MT)

- Mechanical thrombectomy (MT) is a catheter-based procedure intended to physically remove the clot
  - Procedure possible for patients with large vessel occlusions who present at qualified medical institutions
- 49% of patients in REMEDY had MT performed
  - ~6% of patients undergo this procedure in the US
- Majority of patients receiving both MT+TPA patients fell into placebo group
  - 6 of 12 MT+tPA patients in Placebo group fully recovered compared to 0 of 5 in DM199 group

Overall Distribution (n=90)



Placebo (N=44)
32%
45%
9%
14%
DM199 (N=46)
28%
48%
13%
11%
0%
20%
40%
60%
80%
100%
90 day NIHSS
0-1
2-8
>9
Death

Patients Receiving MT



tPA
23%
MT
31%
No-PT
28%
MT + tPA
18%
49% MT

DiaMedica THERAPEUTICS

DM199 NIHSS SHIFT ANALYSIS: TARGET PATIENT POPULATION (EXCLUDE MT)

DM199 Increased Full and Near-Full Recoveries (+157%) and Reduced Deaths (-50%)

24 Hour Therapeutic Window (~6x tPA)

Target Patient Population (n=46)


Placebo (N=21)
14%
57%
5%
24%
DM199 (N=25)
36%
36%
16%
12%
0%
20%
40%
60%
80%
100%
90 day NIHSS
0-1
2-8
>9
Death

DM199 Showed Positive Efficacy Signal in Group Most Closely Aligned with Target Patient Population

DiaMedica THERAPEUTICS

DM199 RESULTS VS. tPA & KAILIKANG APPROVAL STUDIES

tPA is the Only FDA-Approved Drug for AIS

Full Recoveries – Increase in % of NIHSS Scores of 0-1 vs. Placebo*


11%
ACTIVASE®
ALTEPLASE
A RECOMBINANT TISSUE PLASMINOGEN ACTIVATOR
19%
Kailikang®
22%
DM199
tPA P3 Study - Hours 0-3 (N=333)
Urinary KLK1 - China (N=260)
DM199 - Non-MT (N=46)

1. New England Journal of Medicine, Volume 333, Number 24, December 14, 1995
2. Chen et al. Brain Behav. 2020;10:e01461.

DiaMedica THERAPEUTICS

DM199 REDUCED RECURRENT STROKES

DM199 Lowered Risk of Recurrent Stroke vs. Placebo
Results Consistent with Kailikang®, Human Urinary KLK1[1]

Severe Recurrent Strokes (N=91)



P=0.028
7
4 of 7
Fatal
1
DM199
N=46
Placebo
N=44

DM199 May Reduce Recurrent Strokes

1. Brain Behav, Human Urinary Kallidinogenase decreases recurrence risk and promotes good recovery, 2018:8e01033.

DM199 SIGNIFICANTLY REDUCES C-REACTIVE PROTEIN (CRP) KEY INFLAMMATION BIOMARKER

Observed Decrease in DM199 Treated Subjects

CRP Levels – Baseline to Day 90


15
10
5
0
11.0
3.3
*
12.2
10.0
Baseline
Day 90
Baseline
Day 90
DM199
Placebo

DM199 Reduced High Cardiovascular Risk (CRP 3 – 10 mg/L)

DM199 CRP decreased significantly vs baseline ($p<0.05$). Placebo group was not was not statistically significant vs baseline ($p>0.05$). These changes did not reach statistical significance compared to placebo

DiaMedica THERAPEUTICS

eGFR & GLUCOSE BIOMARKERS

CHANGE IN KIDNEY FUNCTION – eGFR < 70 ML/MIN

(Pre-Defined Endpoint: eGFR < 70 mL/Min/1.73² at Baseline)

DM199 Increased eGFR +7.5 mL/Min vs Baseline (p=0.017) at Day 22
Trend in eGFR Improvement Maintained 34 Days After Last Dose



Last DM199
Dose On Day 22
DM199
Placebo
eGFR Change
mL/Min/1.73²
10
8
6
4
2
0
-2
7.5
5.8
0.8
-0.2

Evaluable Patients (N)	Day 22	Day 56
DM199	13	12
Placebo	15	12
Total	28	24

Day 22: DM199 increased +6.6 vs. placebo (p=0.14)
Day 56 (34 days off drug): DM199 +6.1 vs. placebo (p=0.19)

eGFR CHANGES @ DAY 22 (LAST DOSE)

Greater Proportion of DM199 Patients with Increased Kidney Function

eGFR Δ	% of patients (n=28)			
Greater Than:	DM199 (N=13)	Placebo (N=15)	Δ	P-Value*
+0 mL/Min	85%	40%	+ 45%	0.02
+1 mL/Min	77%	27%	+ 50%	0.01
+2 mL/Min	77%	20%	+ 57%	0.007
+3 mL/Min	62%	20%	+ 42%	0.35

CHANGE IN GLUCOSE – BASELINE > 7 MMOL/L

DM199 Reduced Elevated Blood Glucose Levels by 1.9 Mmol/L vs Baseline (P=0.06) at Day 22


DM199 MOA believed to increase insulin sensitivity via increasing BK2R to enhance GLUT4 translocation*
Last DM199 Dose On Day 22
2.0
1.0
0.0
-1.0
-2.0
-3.0
-0.3
-0.9
0.1
-1.9
0.4
-1.3
DM199
Placebo

Evaluable Patients (N)	Day 1	Day 22	Day 56
DM199	15	14	13
Placebo	19	16	12
Total	34	30	25

DiaMedica THERAPEUTICS

CHANGES IN KEY MECHANISM BIOMARKERS (NO & PGE2)

DM199 Trend in Increased Nitric Oxide and Prostaglandin (PGE2) Levels



Change in Nitric Oxide (Serum)
Last DM199 Dose
On Day 22
150%
125%
100%
75%
50%
25%
0%
105%
67%
64%
64%
Day 22
Day 90



Change in PGE2 (Serum)
Last DM199 Dose
On Day 22
70%
50%
30%
10%
-10%
54%
40%
30%
4%
Day 22
Day 90
DM199¹
Placebo²

1. DM199: NO – N=33 and N=28 at day 22 and 90, respectively | PGE2 –N=33 and N=29 at day 22 and 90, respectively
2. Placebo: NO – N=34 and N=25 at day 22 and 90, respectively | PGE2 –N=34 and N=26 at day 22 and 90, respectively

DiaMedica THERAPEUTICS

CONCLUSIONS & NEXT STEPS

KEY TAKEAWAYS FROM REMEDY PHASE II STUDY

1. **DM199 was safe and well tolerated** – Administered to over 200 participants; positive safety profile which de-risks regulatory pathway

2. **DM199 outperformed placebo in AIS patients** who did not receive mechanical thrombectomy (MT) prior to enrollment (N=46)
   - Results compare favorably to Alteplase® (recombinant tPA) Phase III approval study & comparable to Kailikang® (urinary KLK1)
   - Represents DM199 target patient population (the ~90%)
   - 24-hour therapeutic window (vs. less than 4.5-hours with tPA)

3. **Reductions in recurrent stroke and the inflammatory biomarker C-Reactive Protein**
   - Key benefits over and above near-term recovery of ability to function independently

4. **Improvement in kidney function (eGFR)** for subjects with Chronic Kidney Disease* (N=28)

Potential Treatment Option Up to 24 Hours Post Acute Ischemic Stroke (AIS)

* CKD definition based on eGFR at baseline of <70 ml/min, a pre-defined study endpoint

NEXT STEPS

Remedy Study Results Are Encouraging and Support Moving to the Next Level

1. Meet with Regulators to Discuss ReMEDy Results, Future AIS Study Requirements and Breakthrough Therapy / Accelerated Review
2. Engage SAB, Health Economists and Payers to Design and prepare for Phase II/III Study
3. Evaluate Potential Strategic Partnerships

- Maintain Tight Fiscal Discipline
- Laser-Focused On Completion of REDUX PII Study for CKD patients (60 patients)

DiaMedica Well Capitalized with $12.6M of Cash and No Debt as of 3/31/20

KEY UPCOMING PHASE II MILESTONE IN CKD

Ongoing 60 Patient Phase II Study in CKD

REDUX PHASE 2 CKD

Trial Design

- Two cohorts: IgA Nephropathy and Hypertensive African Americans (non-diabetic), with 30 patients in each
- Accessing two dose levels of DM199: 2 and 5 µg/kg (SubQ dosing 2x weekly)
- Key Eligibility Criteria: eGFR 30 – 90 ml/min, Proteinuria 150 – 5,000 mg/g
- Key Endpoints: Safety, PK/PD, eGFR, and Albumin to Creatine Ratio (UACR)

Enrollment Status:

- Began enrolling patients in Dec of 2019
- Enrollment delayed due to COVID, with expectation to pickup
- No patient drop-outs due to COVID

IgA Nephropathy

- Rare form of CKD caused from damage to the glomerulus (filters) by build up of IgA protein
- 140,000 patients in the U.S., 200,000 in EU, and more than 2 million in China
- 50% of IgAN patients progress to end-stage renal diseases within 10-20 years

Hypertensive African Americans

- High unmet need – 5.9 million AA in the U.S. with CKD (3x – 4x more likely to suffer kidney failure than Caucasians)
- Hypertension is 2nd leading cause of kidney failure among AA; salt sensitivity may be a contributing factor to hypertension
- APOL1 gene mutation confers significantly higher risk of progressing to end-stage kidney disease

Q&A